Exhibit 10.1

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT HORIZON THERAPEUTICS PLC TREATS AS PRIVATE OR CONFIDENTIAL

Amendment No. 10 to the License Agreement

This Amendment No. 10 to the License Agreement (“Amendment”) is entered into as of the 22nd day of May 2023 (“Amendment Effective Date”) by and among

F. Hoffmann-La Roche Ltd, a corporation organized and existing under the laws of Switzerland, with its principal office at Grenzacherstrasse 124, CH-4070 Basel, Switzerland (“Roche Basel”) and Hoffmann-La Roche Inc., a corporation organized and existing under the laws of the State of New Jersey, with its principal office and place of business at 150 Clove Road, Suite 8, Little Falls, NJ 07424, USA (“Roche Little Falls”; Roche Little Falls and Roche Basel together referred to as “Roche”).

And

Horizon Therapeutics Ireland DAC, a company organized and existing under the laws of Ireland, with its principal place of business at 70 St. Stephen’s Green, Dublin 2, D02 E2X4, Ireland (as successor in interest to River Vision Development Corp) (“Horizon”).

WHEREAS, Roche and Horizon have agreed to add [***] to the Roche Patents;

WHEREAS, Roche and Horizon wish to amend the Agreement as follows:

I. Appendix 2 of the Agreement shall be deleted and replaced in its entirety by Appendix 2 attached to this Amendment.

II. Capitalized terms used herein shall have the same meaning as defined in the Agreement.

III. Except as previously stated herein, no other changes to the Agreement and all other terms and conditions of the Agreement remain in effect.

IV. This Amendment enters into effect retrospectively on the Effective Date.

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In witness whereof, the parties have executed this Amendment No. 10 to the Agreement as of the Amendment Effective Date.

F. Hoffmann-La Roche Ltd

By:	/s/ Melanie Wick	By:	/s/ Luc Schnitzler
Name:	Melanie Wick	Name:	Luc Schnitzler
Title:	Legal Counsel	Title:	Global Alliance & Asset Director

Date:	5/23/2023

Hoffmann-La Roche Inc.		Horizon Therapeutics Ireland DAC

By:	/s/ John Parise	By:	/s/ William D. Gannon
Name:	John Parise	Name:	William D. Gannon
Title:	Authorized Signatory	Title:	Director

Date:	5/23/2023	Date:	5/23/2023

Appendix 2

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